SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
27.	SUBSEQUENT EVENTS

On April 7, 2017, the Group announced that it, through AM Online, established Unicom AirMedia (Beijing) Network Co., Ltd., or Unicom AirMedia, jointly with Unicom Broadband Online Co., Ltd., a wholly owned subsidiary of China Unicom, and Chengdu Haite Kairong Aeronautical Technology Co., Ltd., a wholly owned subsidiary of a listed company providing aeronautical technical services. Pursuant to a capital contribution agreement entered into by the relevant parties, AM Online invested approximately RMB120 million in Unicom AirMedia. After this transaction, AM Online currently holds 39% of equity interests in Unicom AirMedia, and has the right to appoint three directors to its seven-member board. Unicom AirMedia is expected to build a global network for aeronautical communication and provide in-flight internet and provide other value-added services.

The special committee received a proposed amendment to the Merger Agreement from the buyer group, comprised of Mr. Guo, Ms. Dan Shao and Mr. Qing Xu, on May 23, 2017 to (a) acquire all of the outstanding shares not already owned by the buyer group for US$4.00 per ADS or US$2.00 per ordinary share in cash, and (b) extend the Termination Date to December 31, 2017. The special committee is evaluating the proposed amendment with the assistance of its financial and legal advisors. On June 28, 2017, the parties entered into Amendment No. 3 to the Merger Agreement to further extend the termination date to July 31, 2017 so as to give the special committee sufficient time to consider the proposed amendment.